UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2017 (December 28, 2016)

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CĪON Investment Corporation

(Exact Name of Registrant as Specified in Charter)

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Maryland (State or Other Jurisdiction of Incorporation or Organization)	000-54755 (Commission File Number)	45-3058280 (I.R.S. Employer Identification No.)

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3 Park Avenue, 36th Floor

New York, New York 10016

(Address of Principal Executive Offices)

(212) 418-4700

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2016, CĪON Investment Corporation (“CĪON”) entered into an amended and restated follow-on dealer manager agreement (the “Amended and Restated Dealer Manager Agreement”) with CĪON Investment Management, LLC, CĪON’s investment adviser, and CĪON Securities, LLC, as dealer manager, in connection with CĪON’s follow-on continuous public offering of shares of common stock pursuant to its registration statement on Form N-2, as amended and supplemented (File No. 333-203683).

Under the original follow-on dealer manager agreement, dated as of January 25, 2016 (the “Original Dealer Manager Agreement”), the dealer manager receives a dealer manager fee of 3% of the gross offering proceeds as compensation for acting as the dealer manager, and selected broker-dealers receive selling commissions of up to 7% of the gross proceeds of shares sold by such selected broker-dealers in the offering. In addition, the dealer manager, in its sole discretion, may re-allow to any selected broker-dealer up to 1.5% of its dealer manager fee for reimbursement of marketing expenses.

Under the Amended and Restated Dealer Manager Agreement, the (i) dealer manager fee was reduced to 2%; (ii) selling commissions were reduced to up to 3%; and (iii) reallowance amount was reduced to up to 1%. These decreases will become effective on CĪON’s January 4, 2017 weekly closing and will be first applied to subscriptions received from December 28, 2016 through January 3, 2017. No other material terms of the Original Dealer Manager Agreement have been amended in connection with the Amended and Restated Dealer Manager Agreement.

The foregoing description of the Amended and Restated Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Dealer Manager Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 2.02. Results of Operations and Financial Condition.

As a result of the decrease in selling commissions and the dealer-manager fee as disclosed above, on January 3, 2017, CĪON adjusted its public offering price from $10.10 per share to $9.57 per share, in order to maintain its net offering price of $9.09 per share (net of selling commissions and dealer manager fees).  This adjustment to the public offering price will become effective on CĪON’s January 4, 2017 weekly closing and will be first applied to subscriptions received from December 28, 2016 through January 3, 2017.

Although CĪON adjusted its public offering price on January 3, 2017 from $10.10 per share to $9.57 per share, CĪON will maintain the amount of weekly cash distributions payable to shareholders of $0.014067 per share resulting in an annual distribution yield of 7.65% (based on the $9.57 per share public offering price).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Follow-On Dealer Manager Agreement, dated as of December 28, 2016, by and among CĪON Investment Corporation, CĪON Investment Management, LLC and CĪON Securities, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date: January 3, 2017	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

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EXHIBIT LIST

Exhibit No.	Description

10.1	Amended and Restated Follow-On Dealer Manager Agreement, dated as of December 28, 2016, by and among CĪON Investment Corporation, CĪON Investment Management, LLC and CĪON Securities, LLC

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